Exhibit 21.1

LIST OF SUBSIDIARIES

9401415 Canada Ltd.	Canada
Asellina Marks LLC	Delaware
Basement Manager, LLC	New York
Benihana Addison Corp.	Florida
Benihana Bethesda Corp.	New York
Benihana Bloomington Corp.	Delaware
Benihana Boca Raton Corp.	Florida
Benihana Brickell Station Corp.	Delaware
Benihana Broomfield Corp.	Delaware
Benihana Carlsbad Corp.	Delaware
Benihana Carson Concession Corp.	Florida
Benihana Chandler Corp.	Delaware
Benihana Chicago Corp.	Florida
Benihana Chino Hills Corp.	Florida
Benihana Columbus Corp.	Delaware
Benihana Concession Holding Corp.	Florida
Benihana Conroe Corp.	Florida
Benihana Coral Springs Corp.	Delaware
Benihana Downey Corp.	Florida
Benihana Employee Assistance Fund, Inc.	Florida
Benihana Encino Corp.	California
Benihana Inc.	Delaware
Benihana International, Inc.	Delaware
Benihana Kansas City Concession Corp.	Florida
Benihana Las Colinas Corp.	Texas
Benihana Las Vegas Corp.	Florida
Benihana Lombard Corp.	Illinois
Benihana Marina Corp.	California
Benihana Miami Gardens Concession Corp.	Florida
Benihana National Corp.	Delaware
Benihana National of Florida Corp.	Delaware
Benihana New York Corp.	Delaware
Benihana NY Baseball Concession Corp.	Florida
Benihana of Dallas, Inc.	Texas
Benihana of Puente Hills Corp.	Delaware
Benihana of Texas, Inc.	Texas
Benihana Ontario Corp.	Delaware
Benihana Orlando Corp.	Delaware
Benihana Phoenix Basketball Concession Corp.	Florida
Benihana Plano Corp.	Texas
Benihana Plymouth Meeting Corp.	Delaware
Benihana San Mateo Corp.	Florida
Benihana Santa Anita Corp.	Delaware
Benihana Schaumburg Corp.	Delaware
Benihana Sunrise Corporation	Delaware
Benihana Temecula Corp.	Florida
Benihana Westbury Corp.	Delaware
Benihana Wheeling Corp.	Delaware
Benihana Woodlands Corp.	Texas
Big Splash Kendall Corp.	Delaware
BNCGC Corp.	Florida
Bridge Hospitality, LLC	California
CA Aldwych Limited	United Kingdom
Haru Amsterdam Avenue Corp.	New York
Haru Broadway Corp.	New York
Haru Food Corp.	New York
Haru Gramercy Park Corp.	New York
Haru Holding Corp.	Delaware

Haru Third Avenue Corp.	New York
Haru Too, Inc.	New York
Haru Wall Street Corp.	Delaware
Hip Hospitality Limited	United Kingdom
HRA Amsterdam Holdings, LLC	Florida
HRA Amsterdam, LLC	Florida
HRA IP Holdings, LLC	Florida
HRA Times Square Holdings, LLC	Florida
HRA Times Square, LLC	Florida
JEC II, LLC	New York
KGA Texas, LLC	Delaware
Kona Grill Acquisition, LLC	Delaware
Little West 12th LLC	Delaware
Maxwell’s International Inc.	Delaware
MPD Space Events, LLC	New York
Noodle Time, Inc.	Florida
One 29 Park Management, LLC	New York
One Marks, LLC	Delaware
RA Ahwatukee Restaurant Corp.	Delaware
RA Houston Corp.	Texas
RA Mesa Corp.	Delaware
RA Scottsdale Corp.	Delaware
RA Sushi Addison Corp.	Texas
RA Sushi Atlanta Midtown Corp.	Delaware
RA Sushi Austin Corp.	Texas
RA Sushi Baltimore Corp.	Delaware
RA Sushi Chino Hills Corp.	Delaware
RA Sushi City Center Corp.	Texas
RA Sushi Fort Worth Corp.	Texas
RA Sushi Holding Corp.	Delaware
RA Sushi Las Vegas Corp.	Nevada
RA Sushi Leawood Corp.	Kansas
RA Sushi Lombard Corp.	Delaware
RA Sushi Pembroke Pines Corp.	Delaware
RA Sushi Plano Corp.	Texas
RA Sushi Plantation Corp.	Florida
RA Sushi Southlake Corp.	Texas
RA Sushi Towne Square Corp.	Florida
RA Sushi Tucson Corp.	Delaware
RA Sushi Tustin Corp.	Delaware
Rudy’s Restaurant Group, Inc.	Nevada
Safflower Holdings Corp.	Delaware
Seaport Rebel Restaurant LLC	Massachusetts
Steak Social, LLC	Delaware
STK - Las Vegas, LLC	Nevada
STK Aspen, LLC	Colorado
STK Atlanta, LLC	Georgia
STK Aventura, LLC	Delaware
STK Bellevue, LLC	Washington
STK Boston, LLC	Delaware
STK Charlotte, LLC	Delaware
STK Cherry Creek, LLC	Delaware
STK Chicago LLC	Illinois
STK Dallas II, LLC	Texas
STK Dallas, LLC	Texas
STK DC, LLC	Delaware
STK Denver, LLC	Colorado
STK Ibiza, LLC	Delaware
STK Miami Service, LLC	Florida
STK Miami, LLC	Florida
STK Midtown Holdings, LLC	New York
STK Midtown, LLC	New York

STK Nashville, LLC	Tennessee
STK Orlando LLC	Florida
STK Rebel (Edinburgh) Limited	United Kingdom
STK Rebel Austin, LLC (dissolved)	Texas
STK Rebel San Diego, LLC	California
STK Rooftop San Diego, LLC	California
STK Salt Lake City, LLC	Delaware
STK San Francisco, LLC	Delaware
STK Scottsdale, LLC	Delaware
STK Texas Holdings II, LLC	Delaware
STK Texas Holdings, LLC	Delaware
STK Washington DC, LLC	Delaware
STK Westwood II, LLC	Delaware
STK Westwood, LLC	California
STK-LA, LLC	New York
T.O.G. (Aldwych) Limited	United Kingdom
T.O.G. (Milan) S.r.l.	Italy
T.O.G. (UK) Limited	United Kingdom
TB Dev Denver LLC	Delaware
TBH Dev DT Brea, LLC	Delaware
TBH Dev Emeryville, LLC	Delaware
TBH Dev San Jose, LLC	Delaware
Teppan Restaurants, Ltd.	Oregon
The One Group – Gantry, LLC	Delaware
The One Group – Mexico, LLC	Delaware
The One Group – Qatar Ventures, LLC	Delaware
The ONE Group – STKPR, LLC	Delaware
The ONE Group, LLC	Delaware
The One Group–MENA, LLC	Delaware
The Samurai, Inc.	New York
TK Dev Albuquerque, LLC	Delaware
TK Dev Centennial, LLC	Delaware
TK Dev Henderson, LLC	Delaware
TK Dev Lake Union, LLC	Delaware
TK Dev Phoenix Downtown, LLC	Delaware
TK Dev Tigard, LLC	Delaware
TOG Biscayne, LLC	Florida
TOG Kaizen Acquisition, LLC	Delaware
TOG Kona Baltimore, LLC	Delaware
TOG Kona Grill Columbus, LLC	Delaware
TOG Kona Grill Phoenix, LLC	Delaware
TOG Kona Grill Riverton, LLC	Delaware
TOG Kona Macadamia, LLC	Delaware
TOG Kona Maryland, LLC (Dissolved)	Delaware
TOG Kona Sushi, LLC	Arizona
TOG Kona Texas Concession, LLC	Delaware
TOG Kona Texas, LLC	Texas
TOG Marketing LLC	Florida
TOG Orlando F&B Manager LLC	Florida
TS Dev Houston, LLC	Delaware
TS Dev MPD II, LLC	Delaware
TS Dev Niagara Falls, LLC	Delaware
TS Dev Oak Brook, LLC	Delaware
TS Dev Park Ave, LLC	Delaware
TS Dev Philadelphia, LLC	Delaware
TS Dev Topanga, LLC	Delaware
TS Dev White Plains, LLC	Delaware
WSATOG (Miami), LLC	Delaware

OTHER SUBSIDIARIES (not consolidated for GAAP purposes):

Bagatelle Little West 12th, LLC	New York
Bagatelle La Cienega, LLC	California
Bagatelle NY LA Investors, LLC	New York